                                AMENDMENT NO. 3

                                      TO

                    FIRST RESTATED MASTER DISTRIBUTION PLAN
                               (CLASS B SHARES)
                           (SECURITIZATION FEATURE)

     The First Restated Master Distribution Plan (the "Plan"), dated as of August 18, 2003, as subsequently amended, and as restated the 20th day of September, 2006, pursuant to Rule 12b-1, is hereby amended, effective March 9, 2007, as follows:

     WHEREAS, the parties desire to amend the Plan to reflect the addition of AIM Select Real Estate Income Fund;

     NOW THEREFORE, Schedule A to the Plan is hereby deleted and replaced in its entirety with Schedule A attached hereto.

     All other terms and provisions of the Plan not amended hereby shall remain in full force and effect.

                                  "SCHEDULE A
                             AMENDED AND RESTATED
                           MASTER DISTRIBUTION PLAN
                               (CLASS B SHARES)
                         DISTRIBUTION AND SERVICE FEES

     The Fund shall pay the Distributor or the Assignee as full compensation for all services rendered and all facilities furnished under the Distribution Plan for the Class B Shares of each Portfolio designated below, a Distribution Fee and a Service Fee determined by applying the annual rate set forth below to the average daily net assets of the Class B Shares of the Portfolio. Average daily net assets shall be computed in a manner used for the determination of the offering price of Class B Shares of the Portfolio.

                                               MAXIMUM
                                                ASSET
                                                BASED    MAXIMUM    MAXIMUM
                                                SALES    SERVICE   AGGREGATE
AIM EQUITY FUNDS                               CHARGE      FEE        FEE
----------------                              --------   -------   ---------
PORTFOLIOS
AIM Capital Development Fund                    0.75%     0.25%      1.00%
AIM Charter Fund                                0.75%     0.25%      1.00%
AIM Constellation Fund                          0.75%     0.25%      1.00%
AIM Diversified Dividend Fund                   0.75%     0.25%      1.00%
AIM Large Cap Basic Value Fund                  0.75%     0.25%      1.00%
AIM Large Cap Growth Fund                       0.75%     0.25%      1.00%

                                               MAXIMUM
                                                ASSET
                                                BASED    MAXIMUM    MAXIMUM
                                                SALES    SERVICE   AGGREGATE
AIM FUNDS GROUP                                CHARGE      FEE        FEE
---------------                               --------   -------   ---------
PORTFOLIOS
AIM Basic Balanced Fund                         0.75%     0.25%      1.00%
AIM European Small Company Fund                 0.75%     0.25%      1.00%
AIM Global Value Fund                           0.75%     0.25%      1.00%
AIM International Small Company Fund            0.75%     0.25%      1.00%
AIM Mid Cap Basic Value Fund                    0.75%     0.25%      1.00%
AIM Select Equity Fund                          0.75%     0.25%      1.00%
AIM Small Cap Equity Fund                       0.75%     0.25%      1.00%

                                               MAXIMUM
                                                ASSET
                                                BASED    MAXIMUM    MAXIMUM
                                                SALES    SERVICE   AGGREGATE
AIM GROWTH SERIES                              CHARGE      FEE        FEE
-----------------                             --------   -------   ---------
PORTFOLIOS
AIM Basic Value Fund                            0.75%     0.25%      1.00%
AIM Conservative Allocation Fund                0.75%     0.25%      1.00%
AIM Global Equity Fund                          0.75%     0.25%      1.00%
AIM Growth Allocation Fund                      0.75%     0.25%      1.00%
AIM Income Allocation Fund                      0.75%     0.25%      1.00%
AIM Independence Now Fund                       0.75%     0.25%      1.00%
AIM Independence 2010 Fund                      0.75%     0.25%      1.00%
AIM Independence 2020 Fund                      0.75%     0.25%      1.00%
AIM Independence 2030 Fund                      0.75%     0.25%      1.00%
AIM Independence 2040 Fund                      0.75%     0.25%      1.00%
AIM Independence 2050 Fund                      0.75%     0.25%      1.00%
AIM International Allocation Fund               0.75%     0.25%      1.00%
AIM Mid Cap Core Equity Fund                    0.75%     0.25%      1.00%
AIM Moderate Allocation Fund                    0.75%     0.25%      1.00%
AIM Moderate Growth Allocation Fund             0.75%     0.25%      1.00%
AIM Moderately Conservative Allocation Fund     0.75%     0.25%      1.00%
AIM Small Cap Growth Fund                       0.75%     0.25%      1.00%

                                               MAXIMUM
                                                ASSET
                                                BASED    MAXIMUM    MAXIMUM
                                                SALES    SERVICE   AGGREGATE
AIM INTERNATIONAL MUTUAL FUNDS                 CHARGE      FEE        FEE
------------------------------                --------   -------   ---------
PORTFOLIOS
AIM Asia Pacific Growth Fund                    0.75%     0.25%      1.00%
AIM European Growth Fund                        0.75%     0.25%      1.00%
AIM Global Aggressive Growth Fund               0.75%     0.25%      1.00%
AIM Global Growth Fund                          0.75%     0.25%      1.00%
AIM International Core Equity Fund              0.75%     0.25%      1.00%
AIM International Growth Fund                   0.75%     0.25%      1.00%

                                               MAXIMUM
                                                ASSET
                                                BASED    MAXIMUM    MAXIMUM
                                                SALES    SERVICE   AGGREGATE
AIM INVESTMENT FUNDS                           CHARGE      FEE        FEE
--------------------                          --------   -------   ---------
PORTFOLIOS
AIM China Fund                                  0.75%     0.25%      1.00%
AIM Developing Markets Fund                     0.75%     0.25%      1.00%
AIM Global Health Care Fund                     0.75%     0.25%      1.00%
AIM International Total Return Fund             0.75%     0.25%      1.00%
AIM Japan Fund                                  0.75%     0.25%      1.00%
AIM Trimark Fund                                0.75%     0.25%      1.00%
AIM Trimark Endeavor Fund                       0.75%     0.25%      1.00%
AIM Trimark Small Companies Fund                0.75%     0.25%      1.00%

                                               MAXIMUM
                                                ASSET
                                                BASED    MAXIMUM    MAXIMUM
                                                SALES    SERVICE   AGGREGATE
AIM INVESTMENT SECURITIES FUNDS                CHARGE      FEE        FEE
-------------------------------               --------   -------   ---------
PORTFOLIOS
AIM Global Real Estate Fund                     0.75%     0.25%      1.00%
AIM High Yield Fund                             0.75%     0.25%      1.00%
AIM Income Fund                                 0.75%     0.25%      1.00%
AIM Intermediate Government Fund                0.75%     0.25%      1.00%
AIM Money Market Fund                           0.75%     0.25%      1.00%
AIM Municipal Bond Fund                         0.75%     0.25%      1.00%
AIM Real Estate Fund                            0.75%     0.25%      1.00%
AIM Total Return Bond Fund                      0.75%     0.25%      1.00%

                                               MAXIMUM
                                                ASSET
                                                BASED    MAXIMUM    MAXIMUM
                                                SALES    SERVICE   AGGREGATE
AIM SPECIAL OPPORTUNITIES FUNDS                CHARGE      FEE        FEE
-------------------------------               --------   -------   ---------
PORTFOLIOS
AIM Opportunities I Fund                        0.75%     0.25%      1.00%
AIM Opportunities II Fund                       0.75%     0.25%      1.00%
AIM Opportunities III Fund                      0.75%     0.25%      1.00%

                                               MAXIMUM
                                                ASSET
                                                BASED    MAXIMUM    MAXIMUM
                                                SALES    SERVICE   AGGREGATE
AIM SUMMIT FUND                                CHARGE      FEE        FEE
---------------                               --------   -------   ---------
Class B Shares                                  0.75%     0.25%      1.00%

                                               MAXIMUM
                                                ASSET
                                                BASED    MAXIMUM    MAXIMUM
                                                SALES    SERVICE   AGGREGATE
AIM TAX-EXEMPT FUNDS                           CHARGE      FEE        FEE
--------------------                          --------   -------   ---------
PORTFOLIO
AIM High Income Municipal Fund                  0.75%     0.25%      1.00%

                                               MAXIMUM
                                                ASSET
                                                BASED    MAXIMUM    MAXIMUM
                                                SALES    SERVICE   AGGREGATE
AIM COUNSELOR SERIES TRUST                     CHARGE      FEE        FEE
--------------------------                    --------   -------   ---------
PORTFOLIO
AIM Advantage Health Sciences Fund              0.75%     0.25%      1.00%
AIM Multi-Sector Fund                           0.75%     0.25%      1.00%
AIM Select Real Estate Income Fund              0.75%     0.25%      1.00%

AIM Structured Core Fund                        0.75%     0.25%      1.00%
AIM Structured Growth Fund                      0.75%     0.25%      1.00%
AIM Structured Value Fund                       0.75%     0.25%      1.00%

                                               MAXIMUM
                                                ASSET
                                                BASED    MAXIMUM    MAXIMUM
                                                SALES    SERVICE   AGGREGATE
AIM SECTOR FUNDS                               CHARGE      FEE        FEE
----------------                              --------   -------   ---------
PORTFOLIO
AIM Energy Fund                                 0.75%     0.25%      1.00%
AIM Financial Services Fund                     0.75%     0.25%      1.00%
AIM Gold & Precious Metals Fund                 0.75%     0.25%      1.00%
AIM Leisure Fund                                0.75%     0.25%      1.00%
AIM Technology Fund                             0.75%     0.25%      1.00%
AIM Utilities Fund                              0.75%     0.25%      1.00%

                                               MAXIMUM
                                                ASSET
                                                BASED    MAXIMUM    MAXIMUM
                                                SALES    SERVICE   AGGREGATE
AIM STOCK FUNDS                                CHARGE      FEE        FEE
---------------                               --------   -------   ---------
PORTFOLIO
AIM Dynamics Fund                               0.75%     0.25%     1.00%"